UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2019

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On May 14, 2019, FuelCell Energy, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, the purchase by its wholly-owned subsidiary, FuelCell Energy Finance, LLC, of all of the outstanding membership interests in Dominion Bridgeport Fuel Cell, LLC, which owned a 14.9 megawatt fuel cell park in Bridgeport, Connecticut.

The Original 8-K stated that the financial statements and the pro forma financial information required by Item 9.01 of Form 8-K, if any, would be filed by amendment to the Original 8-K not later than 71 calendar days following the date on which the Original 8-K was required to be filed. The Company has determined that such financial statements and pro forma financial information are not required and therefore is amending and restating Items 9.01(a) and 9.01(b) of the Original 8-K to eliminate the references to the potential subsequent filing of financial statements and pro forma financial information.

Except as described above, all of the other information in the Original 8-K remains unchanged.

Item 9.01.Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Not applicable.
(d)	Exhibits.

The following exhibits were filed or furnished with the Original 8-K on May 14, 2019.

Exhibit No.	Description

10.1	Second Amendment to Membership Interest Purchase Agreement dated as of May 9, 2019 between Dominion Generation, Inc. and FuelCell Energy Finance, LLC.

10.2

Credit Agreement, dated as of May 9, 2019 among Dominion Bridgeport Fuel Cell, LLC, as Borrower, Liberty Bank, as Administrative Agent and Co-Lead Arranger and Fifth Third Bank, as Co-Lead Arranger, the Lenders.

10.3	$12,500,000 Promissory Note from Dominion Bridgeport Fuel Cell, LLC for the benefit of Liberty Bank.

10.4	$12,500,000 Promissory Note from Dominion Bridgeport Fuel Cell, LLC for the benefit of Fifth Third Bank.

10.5	Security Agreement dated as of May 9, 2019 by Dominion Bridgeport Fuel Cell, LLC in favor of Liberty Bank, as Administrative Agent.

10.6	Pledge and Security Agreement dated as of May 9, 2019 by FuelCell Energy Finance, LLC for the benefit of Liberty Bank, as Administrative Agent.

10.7	Credit Agreement, dated as of May 9, 2019 among Dominion Bridgeport Fuel Cell, LLC, as Borrower, and Connecticut Green Bank, as Administrative Agent and Collateral Agent, the Lenders.

10.8	$6,026,165.34 Promissory Note from Dominion Bridgeport Fuel Cell, LLC for the benefit of Connecticut Green Bank.

10.9	Security Agreement dated as of May 9, 2019 by Dominion Bridgeport Fuel Cell, LLC in favor of the Connecticut Green Bank, as Administrative Agent.

10.10	Pledge and Security Agreement dated as of May 9, 2019 by FuelCell Energy Finance, LLC for the benefit of the Connecticut Green Bank, as Administrative Agent.

10.11

Eighth Amendment to Loan and Security Agreement, dated May 8, 2019, by and among FuelCell Energy, Inc., Versa Power Systems, Inc., Versa Power Systems Ltd., Hercules Capital, Inc. and Hercules Funding II, LLC.

99.1	FuelCell Energy, Inc. Press Release, dated May 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: July 12, 2019	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer